                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
             SUBMITTED PURSUANT TO RULE 901(D) OF REGULATION S-T
 ===============================================================================
                                                                    Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                        13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                       identification no.)

48 Wall Street, New York, N.Y.                10286
(Address of principal executive offices)      (Zip code)


                             ----------------------
                             VALUJET AIRLINES, INC.
                                 VALUJET, INC.
                            VALUJET MANAGEMENT CORP.
                             VALUJET CAPITAL CORP.
                        VALUJET CORPORATE PARTNERS, L.P.
                                VALUJET I, LTD.
                       VALUJET RESERVATION PARTNERS, L.P.
                                VALUJET II, LTD.
                            VALUJET INVESTMENT CORP.
              (Exact name of obligor as specified in its charter)


Nevada                                            88-0290707
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)

ValuJet Airlines, Inc.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia                                                30349
(Address of principal executive offices)      (Zip code)

Nevada                                                          58-2189551
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)



ValuJet, Inc.
1800 Phoenix Boulevard, Suite 12
Atlanta, Georgia                                                30349
(Address of principal executive offices)      (Zip code)


Nevada                                                          88-0339721
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)

ValuJet Investment Corp.
6900 Westcliff Drive, Suite 505
Las Vegas, Nevada                                               89128
(Address of principal executive offices)      (Zip code)


Nevada                                                          88-0339719
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)

ValuJet Capital Corp.
6900 Westcliff Drive, Suite 505
Las Vegas, Nevada                                               89128
(Address of principal executive offices)      (Zip code)


Georgia                                                         58-2179372
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)

ValuJet Corporate Partners, L.P.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia                                                30349
(Address of principal executive offices)      (Zip code)


Georgia                                                         58-2179373
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no

ValuJet Reservation Partners, L.P.
1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia                                                30349
(Address of principal executive offices)      (Zip code)


Nevada                                                          58-2179370
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.)

ValuJet Management Corp.

                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
             SUBMITTED PURSUANT TO RULE 901(D) OF REGULATION S-T

1800 Phoenix Boulevard, Suite 126
Atlanta, Georgia                                                30349
(Address of principal executive offices)      (Zip code)


Nevada                                                          88-0339723
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no.



ValuJet I, Ltd.
6900 Westcliff Drive, Suite 505
Las Vegas, Nevada                                               89128
(Address of principal executive offices)      (Zip code)


Nevada                                                          88-0339725
(State or other jurisdiction of        (I.R.S. employer
incorporation or organization)        identification no


ValuJet II, Ltd.
6900 Westcliff Drive, Suite 505
Las Vegas, Nevada                                               89128
(Address of principal executive offices)      (Zip code)
                             ______________________

                     10 1/2% Senior Secured Notes due 2001
                      (Title of the indenture securities)


================================================================================

1. General information.  Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------------------------------
          Name                 Address
---------------------------------------------------------------------------------

   Superintendent of Banks of the State of    2 Rector Street, New York,
   New York                                                                  N.Y.  10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                                                             N.Y.  10045

   Federal Deposit Insurance Corporation      Washington, D.C.  20429

   New York Clearing House Association        New York, New York 10005


   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16.  List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

   1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING
             SUBMITTED PURSUANT TO RULE 901(D) OF REGULATION S-T

                                   SIGNATURE



   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of October, 1997.


                                       THE BANK OF NEW YORK



                                       By:    /s/ THOMAS E. TABOR
                                           ----------------------------
                                          Name:  THOMAS E. TABOR
                                          Title: ASSISTANT TREASURER

                                                                       Exhibit 7
--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                         Dollar Amounts
ASSETS                                    in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin.....................   $ 7,769,502

  Interest-bearing balances.............     1,472,524
Securities:
  Held-to-maturity securities...........     1,080,234
  Available-for-sale securities.........     3,046,199
Federal funds sold and Securities pur-
chased under agreements to resell.......     3,193,800
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................35,352,045
  LESS: Allowance for loan and
    lease losses ..............625,042
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve          34,726,574
Assets held in trading accounts.........     1,611,096
Premises and fixed assets (including
  capitalized leases)...................       676,729
Other real estate owned.................        22,460
Investments in unconsolidated
  subsidiaries and associated
  companies.............................       209,959
Customers' liability to this bank on
  acceptances outstanding...............     1,357,731
Intangible assets.......................       720,883
Other assets............................     1,627,267
                                           -----------
Total assets............................   $57,514,958
                                           ===========

LIABILITIES
Deposits:
  In domestic offices...................   $26,875,596
  Noninterest-bearing ......11,213,657
  Interest-bearing .........15,661,939
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs......    16,334,270
  Noninterest-bearing .........596,369
  Interest-bearing .........15,737,901
Federal funds purchased and Securities
  sold under agreements to repurchase.       1,583,157
Demand notes issued to the U.S.
  Treasury..............................       303,000
Trading liabilities.....................     1,308,173
Other borrowed money:
  With remaining maturity of one year
    or less.............................     2,383,570
  With remaining maturity of more than
one year through three years............             0
  With remaining maturity of more than
    three years.........................        20,679
Bank's liability on acceptances exe-
  cuted and outstanding.................     1,377,244
Subordinated notes and debentures.......     1,018,940
Other liabilities.......................     1,732,792
                                           -----------
Total liabilities.......................    52,937,421
                                           -----------

EQUITY CAPITAL
Common stock............................     1,135,284
Surplus.................................       731,319
Undivided profits and capital
  reserves..............................     2,721,258
Net unrealized holding gains
  (losses) on available-for-sale
  securities............................         1,948
Cumulative foreign currency transla-
  tion adjustments......................   (    12,272)
                                           -----------
Total equity capital....................     4,577,537
                                           -----------
Total liabilities and equity
  capital ..............................   $57,514,958
                                           ===========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this

Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Alan R. Griffith    |
   J. Carter Bacot     |
   Thomas A. Renyi     |     Directors

--------------------------------------------------------------------------------